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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                                 JUNE 24, 1999
               Date of report (Date of earliest event reported)

                           ------------------------

                        Commission File Number: 0-18108

                           ------------------------

                                FINET.COM, INC
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (925) 988-6550
             (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On June 24, 1999 FiNet.com, Inc. announced earnings for the fiscal year ended April 30, 1999.

ITEM 7. EXHIBITS

     7.1 Press release issued June 24, 1999 in connection with the earnings announcement.


                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET.COM, INC.

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
Date: June 24, 1999            /S/    MARK L. KORELL
                               ------------------------------------
                               MARK L. KORELL
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)
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